Filed pursuant to Rule 497(e)
Registration Nos. 33-47508/811-06653

The Jensen Quality Growth Fund Inc.

Supplement to the
Statement of Additional Information
dated September 30, 2021

July 26, 2022

Robert E. Harold, an Independent Director and the Chairman of the board of directors of The Jensen Quality Growth Fund Inc. (the “Fund”), will be retiring from service as a Director effective as of October 19, 2022.  In anticipation of his planned retirement from service as a Director, Mr. Harold resigned as Chairman effective July 20, 2022.  Kenneth Thrasher, an Independent Director of the Fund’s board of directors (the “Board”), was appointed as Chairman of the Board and a member of the Pricing Committee of the Board and removed as Chair of the Audit Committee of the Board, all effective July 20, 2022.  Kathleen Kee, an Independent Director of the Board and member of the Audit Committee, was appointed as Chair of the Audit Committee effective July 20, 2022.

Accordingly, all references to Mr. Harold as Chairman of the Board in the SAI shall instead be references to Mr. Thrasher.  Mr. Harold will remain a Director of the Fund and a member of each Board committee until the date of his retirement from service and resignation as a Director.  Also, all references to Mr. Thrasher as Chair of the Audit Committee of the Board shall instead be references to Ms. Kee.

Any portion of the Fund’s Statement of Additional Information not specifically addressed in this supplement remains unchanged.

Please retain this supplement for future reference.